SUBSIDIARIES OF PEPSICO, INC. AS OF 12/26/98

                                                              JURISDICTION OF
COMPANY NAME                                                  INCORPORATION
------------------------------------------------------------------------------

3018525 Nova Scotia ULC                                       Canada
ABA Europe NV                                                 Belgium
ABC Dispensing Technologies, Inc.                             Florida
Administracion y Asesoria Metropolitana SA de CV              Mexico
Agral Arrendadora, S.A. de C.V.                               Mexico
Agral Comisionista y Distribuidora, S.A. de C.V.              Mexico
Agral Inmobiliaria, S.A. de C.V.                              Mexico
Ahmedabad Advertising and Marketing Consultants Ltd.          India
Ainwick Corporation                                           Oregon
Alimentos Barcel Chile S.R.L.                                 Chile
Alimentos del Istmo S.A.                                      Panama
Alkan Bugshan                                                 Egypt
Alliance Canners                                              Canada
Allied Acquisition Company of Delaware, Inc.                  Delaware
Alpac Corporation                                             Washington
Anderson Hill Insurance Limited                               Bermuda
Angkor Beverages Company Ltd.                                 Cambodia
Anshan Pepsi-Cola Beverage Company Ltd.                       China
Aradhana Beverages & Foods Company Limited                    India
Aradhana Snack Food Company                                   India
Aradhana Soft Drinks Company                                  India
Arrobi, S.L.                                                  Spain
Asian Trade Limited                                           Delaware
Atlantic Holding Company                                      California
Atlantic Soft Drink Company Of Knoxville                      Tennessee
Atlantic Soft Drink Company, Inc.                             South Carolina
Aydecar, S.A.                                                 Argentina
B&H Project, Inc.                                             Florida
BAESA Capital Company                                         Cayman Islands
Beaman Bottling Company                                       Delaware
Beaman Bottling Company- Netherland Antilles                  Neth. Antilles
Bebidas Purificadas de Durango, S.A. de C.V.                  Mexico
Bebidas Purificadas De La Frontera, S.A.                      Mexico
Bebidas Purificadas de Michoacan S.A. de C.V.                 Mexico
Bebidas Purificadas de Occidente, S.A. de C.V.                Mexico
Bebidas Purificadas de Quintana Roo, SA de CV                 Mexico
Bebidas Purificadas de Zacatecas, S.A. de C.V.                Mexico
Bebidas Purificadas del Centro, S.A. de C.V.                  Mexico
Bebidas Purificadas del Cupatitzio, S.A. de C.V.              Mexico
Bebidas Purificadas del Golfo SA de CV                        Mexico
Bebidas Purificadas Del Norte, S.A. De C.V.                   Mexico
Bebidas Purificadas del Sureste, Sa de CV                     Mexico
Bebidas Purificados de Acapulco, SA de CV                     Mexico
Beijing Pepsi-Cola Beverage Company Ltd.                      China
Belfast Bottling Co. Of Reno                                  Nevada
Bell Taco Funding Syndicate                                   Australia
Belpak                                                        Belurussia
Beverage Products Corporation                                 Oklahoma
Beverage Services Ltd.                                        Bermuda
Beverage Services, Inc.                                       Delaware
Beverages, Foods & Service Industries, Inc.                   Delaware
Bienes Raices Metropolitanos, SA de CV                        Mexico
Blanchard, S.A.                                               France
Boquitas Fiestas LLC                                          US-Delaware
Boquitas Fiestas, S.A. de C.V.                                Honduras
Border Properties, Inc.                                       New York
Bottling Investment Chile                                     Bahamas
Bramshaw Limited                                              Ireland
Britvic Holdings Limited                                      United Kingdom
Britvic Soft Drinks Limited                                   United Kingdom
Buenos Aires Embotelladora S.A.                               Argentina
BUG de Mexico, S.A. de C.V.                                   Mexico
C & I Leasing, Inc.                                           Maryland
Capital Mineral Water and Refreshment Corp (FAURT)            Hungary
Capital Services Associates N.V.                              Neth. Antilles
Cawston Vale Limited (UK)                                     United Kingdom
Central de La Industria Escorpion, SA de CV                   Mexico
Centran, Inc.                                                 Pennsylvania
Centro-Mediterranea De Bebidas Carbonicas PepsiCo, S.Com.p.A  Spain
Changchun Pepsi-Cola Beverage Company                         China
Chipima, Sociedade De Productos Alimentares, SA               Portugal
Chips - Produtos Alimenticios Ltda.                           Brazil
Chitos International  y Cia Ltd.                              Guatemala
Chongqing Hua Mei Food & Beverage Company Limited             China
Chongqing Tianfu-Pepsi Beverage Co. Ltd.                      China
Chongqing Tianfu Yulong Foodstuff and Beverage Company        China
Chupa Chups Comercial de Mexico, S.A. de C.V.                 Mexico
CMC Investment Company                                        Bermuda
Comercializadora de Bebidas y Refrescos del Vallede Tolu      Mexico
Comercio Integral Mexicano, SA de CV                          Mexico
Comm. Jacks                                                   Venezuela
Comm. National Ltda                                           Colombia
Compania de Bebidas PepsiCo, S.A.                             Spain
Compania Embotelladora Argentina, S.A.I.C.                    Argentina
Compania Embotelladora Nacional, S.A. De C.V.                 Mexico
Constar Ambalaj Sanayi Ve Ticaret AS                          Turkey
Copella Fruit Juices Ltd. (UK)                                United Kingdom
Copper Beach LLC                                              US-Delaware
Core, Comisiones y Representaciones, S.A. de C.V.             Mexico
Corina Snacks                                                 Cyprus
Corporacion 567 FCK S.R.L.                                    Venezuela
Corporativo International S.A. de C.V.                        Mexico
Crispflow Limited                                             United Kingdom
Davlyn Realty Corporation                                     Delaware
Decoracao Vitrea, S.A.I.C.                                    Brazil
Delicja Sp. z o.o.                                            Poland
Desarrollo Inmobiliario Gamesa, S.A. de C.V.                  Mexico
Distribuidora de Aguas Envasadas DEK, SA de CV                Mexico
Distribuidora de Agus, Refrescos y Bebidas Purificadas S.     Mexico
Distribuidora De Bebidas Palegre Ltda.                        Brazil
Distribuidora Disa de Michoacan S.A. de C.V.                  Mexico
Distribuidora Disa de Uruapan, S.A. de C.V.                   Mexico
Distribuidora Disa del Centro, S.A. de C.V.                   Mexico
Distribuidora Garci-Crespo Sa de CV                           Mexico
Distribuidora Interestatal, S.A. de C.V.                      Mexico
Distribuidora Mezgo del Potosi, S.A. de C.V.                  Mexico
Distribuidora Savoy Guatemala S.A.                            Guatemala
Domaine De Carquefou SCI                                      France
Dornfell                                                      Ireland
D'ORO - Sociedade de Productos Alimentares, S.A.              Portugal
Dr Pepper Bottling Co. Of San Francisco                       California
Dulsa S.R.L., C.V.                                            Mexico
Duo Beverages Huizhou Co. Ltd.                                China
Duo Juice Company                                             Delaware
Duo Juice Company BV                                          Netherlands
E.  Wedel S.A.                                                Poland
Earthposed Limited (UK)                                       United Kingdom
Ecudal S. A.                                                  Ecuador
EGEA Hermanos S.A.                                            Argentina
EIEIO Beverage Company                                        Delaware
Electropura, SA de CV                                         Mexico
Embosur S.A.                                                  Argentina
Embotellador Garci-Crespo, SA de CV                           Mexico
Embotelladora 9 de Julio SACIF                                Argentina
Embotelladora Agral de la Laguna, S.A. de C.V.                Mexico
Embotelladora Agral Regiomontana, S.A. de C.V.                Mexico
Embotelladora Buen Agua, S.A. de C.V.                         Mexico
Embotelladora Campechana, Sa de CV                            Mexico
Embotelladora Centroamerica S.A.                              Costa Rica
Embotelladora Chile S.A.                                      Chile
Embotelladora de Occidente S.A. de C.V.                       Mexico
Embotelladora de Refrescos Mexicanos S.A. de C.V.             Mexico
Embotelladora Del Bravo, S.A. De C.V.                         Mexico
Embotelladora Del Uruguay, S.A.                               Uruguay
Embotelladora Metropolitana, SA de CV                         Mexico
Embotelladora Moderna, S.A. de C.V.                           Mexico
Embotelladora Potosi, S.A. de C.V.                            Mexico
Embotelladora San Marcos, S.A. De C.V.                        Mexico
Embotelladora Santa Catarina, S.A. de C.V.                    Mexico
Embotelladores Mexicanos de Pepsi-Cola S.A. de C.V.           Mexico
Empaques Constar, SA de CV                                    Mexico
Empaques Sewell, SA de CV                                     Mexico
Empresas Gamesa, S.A. de C.V.                                 Mexico
Encorp Atlantic, Inc.                                         Canada
Equipos para Embotelladoras y Cervecerias, S.A. de C.V.       Mexico
Equipos Y Deportes Exclusivos, S.A. De C.V.                   Mexico
Equity Beverage, Inc.                                         Delaware
Esteemview Limited                                            United Kingdom
Evercrisp Snack Productos de Chile S.A.                       Chile
Export Development Corp.                                      Delaware
Fabrica de Productos Alimenticios Rene y Compania SCA         Guatemala
Fabrica de Productos Alimenticios Ruiz S.A.                   Chile
Fabrica de Productos Rene LLC                                 Delaware
Farm Produce Pty. Ltd.                                        Australia
Finanzas Corporativas, S.A. de C.V.                           Mexico
Finvmex, S.A. de C.V.                                         Mexico
Fl Holding, Inc.                                              Delaware
FLI Andean LLC                                                Delaware
FLI Colombia, LLC                                             Delaware
Florida Boy International                                     Germany
FLRC, Inc.                                                    California
Fomentadora Urbana del Sureste, SA de CV                      Mexico
Fomentadora Urbana Metroplitana, SA de CV                     Mexico
Frito-Lay Colombia Ltda.                                      Colombia
Frito-Lay Distribution                                        Russia
Frito-Lay Dominicana S.A.                                     Dominican Republic
Frito-Lay Ecuador Cia Ltda.                                   Ecuador
Frito-Lay Finance SARL                                        France
Frito-Lay Foods Limited                                       United Kingdom
Frito-Lay France SA                                           France
Frito-Lay Holdings Limited                                    United Kingdom
Frito-Lay India                                               India
Frito-Lay Manufacturing                                       Russia
Frito-Lay Peru, S. de R.L.                                    Peru
Frito-Lay Poland Sp.zo.o.                                     Poland
Frito-Lay Trading Company (Europe) Gmbh                       Switzerland
Frito-Lay Trading Company Gmbh                                Switzerland
Frito-Lay Venezuela S.A.                                      Venezuela
Frito-Lay, Inc.                                               Delaware
Fruko Mesrubat Sanayi A.S.                                    Turkey
Fuzhou Pepsi-Cola Beverage Company Limited                    China
Galletas y Pastas Tepeyac                                     Mexico
Galletera Palma                                               Mexico
Gamble, Inc.                                                  Oregon
Gamesa, S.A. de C.V.                                          Mexico
General Cinema Beverages Of North Florida, Inc.               Delaware
General Cinema Beverages Of Virginia, Inc.                    Delaware
General Cinema Beverages Of Washington, D.C., Inc.            Delaware
General Cinema Beverages, Inc.                                Delaware
Granja Buenagua, SA de  CV                                    Mexico
Gray Beverage, Inc.                                           Canada
Green Hemlock LLC                                             Delaware
Greenville Holding Corp.                                      New Jersey
Grupo Embotellador de Mexico, SA de CV                        Mexico
Grupo Gamesa, S.A. de C.V.                                    Mexico
Grupo Seser, SA de CV                                         Mexico
Guangzhou Flavours Development Corporation                    China
Guangzhou Hua Chang Toy Co. Ltd.                              China
Guangzhou Pepsi-Cola Beverage Co. Ltd.                        China
Guangzhou Tropicana Beverages Co., Ltd.                       China
Guilin Pepsi-Cola Beverage Company, Ltd.                      China
Gujarat Bottling Company                                      India
Harinera Monterrey, S.A. de C.V.                              Mexico
Hennika Limited                                               Ireland
Hillbrook Insurance Company, Inc.                             Vermont
Holland Snack S.A. de C.V.                                    Mexico
Homefinding Company of Texas                                  Texas
Hostess-FL NRO Ltd.                                           Canada
Impulse Action Ltd.                                           United Kingdom
Industria de Refrescos de Acapulco                            Mexico
Industria de Refrescos, SA de CV                              Mexico
Inmobiliaria Guesa S.A. de C.V.                               Mexico
Inmobiliaria Interamericana, S.A. De C.V.                     Mexico
Inmobiliaria La Bufa, S.A. de C.V.                            Mexico
Inmobiliaria La Cantera, SA de CV                             Mexico
Inmobiliaria Los Gallos                                       Mexico
Inmobiliaria Operativa, SA de CV                              Mexico
Integrated Beverage Services (Bangladesh) Ltd.                Bangladesh
Integrated Beverage Services(Nigeria) Ltd.                    Nigeria
International Beverage Company                                Vietnam
International Bottlers Almaty Ltd                             Russia
International Bottlers LLC                                    Delaware
International Bottlers Management Co. KT                      Russia
International Bottlers Management Company LLC                 Utah
International Kas AG                                          Liechtenstein
Inversiones Alnaca, S.R.L.                                    Venezuela
Inversiones PFI Chile Limitada                                Chile
Inversiones Punch Ltda                                        Chile
Inversiones Santa Coloma S.A. (Colombia)                      Colombia
Inversiones Santa Coloma S.A.(Venezuela)                      Venezuela
Inversiones Savoy Argentina S.A.                              Argentina
Japan Frito-Lay Ltd.                                          Japan
Jedyna Sp. z o.o.                                             Poland
JFS Enterprises, Inc.                                         Florida
Jinan Pepsi-Cola Beverage Co. Ltd.                            China
Jordan Ice & Airated Water Ltd.                               Jordan
Juice Bowl Products, Inc.                                     Florida
Jungla Mar del Sur (Costa Rica)                               Costa Rica
Kas S.L.                                                      Spain
Kawthar E Murada Italia S.R.L.                                Italy
Kentucky Fried Chicken Nederland, B.V.                        Netherlands
KFC Canada (NRO) Ltd.                                         Canada
Kirin-Tropicana, Inc.                                         Japan
Kyle Receivables Ltd.                                         Ireland
L-P Investment LLC                                            Delaware
Latin American Holdings Ltd.                                  Cayman Islands
Latin Foods LLC                                               Delaware
Latvia Snacks Ltd.                                            Latvia
Laurel Group Limited                                          Pennsylvania
L'Igloo, S.A.                                                 France
Lithuanian Snacks Ltd.                                        Lithuania
Long Bay, Inc.                                                Delaware
Looza (UK) (Belgium)                                          United Kingdom
Looza Distribution France                                     France
Looza NV                                                      Belgium
Mann Bottling Company, Inc.                                   US-Idaho
Matutano, S.A.                                                Portugal
Maxwell House Beverage Co.                                    China
MBA Western Co.                                               Delaware
Mexhut, Inc.                                                  Delaware
Mexican Trust Company                                         Mexico
Mexichip, Inc.                                                Delaware
Mexsport, Inc.                                                Delaware
Midland Bottling Co.                                          Delaware
Nanchang Pepsi-Cola Beverage Company Ltd.                     China
Nasser                                                        Ireland
National Beverages, Inc.                                      Florida
New Age Beverages Investments Limited                         South Africa
New Age Beverages Ltd                                         South Africa
New Century Beverage Company                                  California
New Generation Beverages Pty. Ltd.                            Australia
Norhurst Limited                                              Ireland
North Pacific Territories Holding Company                     Washington
Nueva Santa Cecilia S.A. de C.V.                              Mexico
Ole Springs                                                   Sri Lanka
Opco Holding, Inc.                                            Delaware
Orion Frito-Lay Corporation                                   Korea
P & I Holding S. A.                                           Panama
P.C. Portugal (Portugal)                                      Spain
P.T. Indofood Frito-Lay Corp.                                 Indonesia
P.T. Pepsi-Cola IndoBeverage                                  Indonesia
Pagam Corporation                                             Delaware
Panagarh Marketing Company Limited                            India
Panimex, Inc.                                                 Mauritius
Papas Chips                                                   Uruguay
Pasteleria Vienesa, C.A.                                      Venezuela
PBG Spirituosen Holdings, LLC                                 Delaware
PCE Bebidas Ltda                                              Brazil
PCI Bahamas Investment Co.                                    Delaware
PCIL USA Indonesia                                            Indonesia
PEI e Companhia                                               Portugal
PEI N.V.                                                      Neth. Antilles
Peninsular Beverage Service Sdn. Bhd.                         Malaysia
Pepsi-Asia Beverage Co. Ltd.                                  China
Pepsi-BeiBing Yang Beverage Co. Ltd.                          China
Pepsi-Cola (Bahamas) Bottling Company                         Bahamas
Pepsi-Cola (Bermuda) Limited                                  Bermuda
Pepsi-Cola (Pakistan) Inc.                                    Delaware
Pepsi-Cola (Thai) Trading Company Limited                     Thailand
Pepsi-Cola 7-Up Bottlers (NZ) Limited                         New Zealand
Pepsi-Cola A/O                                                Russia
Pepsi-Cola Allied Bottlers, Inc.                              Delaware
Pepsi-Cola Argentina S.A.C.I.                                 Argentina
Pepsi-Cola Belgium S.A.                                       Belgium
Pepsi-Cola Bottlers Australia                                 Australia
Pepsi-Cola Bottlers Holding, C.V.                             Netherlands
Pepsi-Cola Bottlers New Zealand                               New Zealand
Pepsi-Cola Bottling Co. of Bend                               Oregon
Pepsi-Cola Bottling Co. of Los Angeles                        California
Pepsi-Cola Bottling Company Of Alaska, Inc.                   Alaska
Pepsi-Cola Bottling Company Of Bloomington, Inc.              Delaware
Pepsi-Cola Bottling Company Of Everett, Inc.                  Washington
Pepsi-Cola Bottling Company of Ohio, Inc.                     Delaware
Pepsi-Cola Bottling Company Of St. Louis, Inc.                Missouri
Pepsi-Cola Bottling Finance BV                                Netherlands
Pepsi-Cola Bottling Global BV                                 Netherlands
Pepsi-Cola Bottling International Inc.                        Nevada
Pepsi-Cola Bottling Of Northern California                    California
Pepsi-Cola Bottling of Roseburg                               Oregon
Pepsi-Cola Canada (NRO) Ltd.                                  Canada
Pepsi-Cola Canada Beverages (West)                            Canada
Pepsi-Cola Canada Ltd.                                        Canada
Pepsi-Cola Chile Consultores Limitada                         Chile
Pepsi-Cola Commodities, Inc.                                  Delaware
Pepsi-Cola Company                                            Delaware
Pepsi-Cola CR SPOL SRO                                        Czech Republic
Pepsi-Cola De Espana, S.L.                                    Spain
Pepsi-Cola De France S.A.R.L.                                 France
Pepsi-Cola East Africa Ltd.                                   United Kingdom
Pepsi-Cola Engarrafadora Ltda                                 Brazil
Pepsi-Cola Equipment Corp.                                    New York
Pepsi-Cola Far East Trade Development Co., Inc.               Philippines
Pepsi-Cola France SNC                                         France
Pepsi-Cola General Bottlers, Inc.                             Delaware
Pepsi-Cola Gesellschaft M.B.H.                                Austria
Pepsi-Cola Gmbh, Offenbach, Commercial Register Hrb 2124      Germany
Pepsi-Cola India Marketing Company                            India
Pepsi-Cola Industrial Da Amazonia Ltda.                       Brazil
Pepsi-Cola Interamericana de Guatemala S.A.                   Guatemala
Pepsi-Cola International (Cyprus) Limited                     Cyprus
Pepsi-Cola International (PVT) Limited                        Pakistan
Pepsi-Cola International Limited                              Bermuda
Pepsi-Cola International Limited (U.S.A.)                     US-Delaware
Pepsi-Cola International Tanitim Ltd.                         Turkey
Pepsi-Cola International, Cork                                Ireland
Pepsi-Cola Kft. Hungary                                       Hungary
Pepsi-Cola Korea, Co. Ltd.                                    Korea
Pepsi-Cola Laurel Bottling Company                            Pennsylvania
Pepsi-Cola Magreb                                             Morocco
Pepsi-Cola Mamulleri Limited Sirketi                          Turkey
Pepsi-Cola Manufacturing (Ireland)                            Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited              Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.A.              Uruguay
Pepsi-Cola Manufacturing Limited                              Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.                      Puerto Rico
Pepsi-Cola Metropolitan Bottling Company, Inc.                New Jersey
Pepsi-Cola Mexicana, S.A. de C.V.                             Mexico
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis   Delaware
Pepsi-Cola Panamericana, Inc.                                 Delaware
Pepsi-Cola Panamericana, S.A.                                 Venezuela
Pepsi-Cola Personnel, Inc.                                    Delaware
Pepsi-Cola S.A.                                               Switzerland
Pepsi-Cola Service Ve Dagitim                                 Turkey
Pepsi-Cola SR                                                 Slovak Republic
Pepsi-Cola Tea Company                                        Delaware
Pepsi-Cola U.K. limited                                       United Kingdom
Pepsi Foods Ltd.                                              India
Pepsi International Bottlers LLC                              Delaware
Pepsi International Bottlers OOO                              Russia
Pepsi International Bottlers Trading OOO                      Russia
Pepsi International Bottlers(Nizhny Novgorod)                 Russia
Pepsi International Bottlers(Novosibirsk)                     Russia
Pepsi International Bottlers(Samara)                          Russia
Pepsi International Bottlers(Yekaterinburg)                   Russia
Pepsi International Bottling System, Inc.                     Delaware
Pepsi Snacks Argentina S.A.                                   Argentina
Pepsi Stuff, Inc.                                             Delaware
PepsiCo - Sociedade Comercial Exportadora S.A.                Brazil
PepsiCo & Cia                                                 Brazil
PepsiCo & Cia Brazil (Bev, COBO & consol)                     Brazil
PepsiCo & Cia Brazil (Foods) (PFI)                            Brazil
PepsiCo (China) Ltd.                                          China
PepsiCo (India) Holdings                                      India
PepsiCo (Ireland) Limited                                     Ireland
PepsiCo Australia Holdings Pty Ltd                            Australia
PepsiCo Canada Finance LLC                                    Delaware
PepsiCo Captive Holdings, Inc.                                Delaware
PepsiCo Comercial Exportadora                                 Brazil
PepsiCo de Mexico S.A. de C.V.                                Mexico
PepsiCo do Brasil Ltda.                                       Brazil
PepsiCo do Brazil Holdings Ltda.                              Brazil
PepsiCo Espana Inversiones S.L.                               Spain
PepsiCo Estonia                                               Estonia
PepsiCo Europe Holdings B.V.                                  Netherlands
PepsiCo Finance (Antilles B) N.V.                             Neth. Antilles
PepsiCo Finance (South Africa) (Proprietary) Ltd.             South Africa
PepsiCo Finance (U.K.) Ltd.                                   United Kingdom
PepsiCo Fleet Services Limited                                United Kingdom
PepsiCo Food Service Training, Inc.                           Delaware
PepsiCo Foods & Beverages International Limited               United Kingdom
PepsiCo Foods (China) Co. Ltd.                                China
PepsiCo Foods Hellas                                          Greece
PepsiCo Foods International Holdings, Inc.                    Delaware
PepsiCo Foods International Pte Ltd.                          Singapore
PepsiCo Foreign Sales Corporation                             Barbados
PepsiCo Global Investments B.V.                               Netherlands
PepsiCo Global Investments II BV                              Netherlands
PepsiCo Holdings                                              United Kingdom
PepsiCo Holdings OOO                                          Russia
PepsiCo International Ltd.                                    United Kingdom
PepsiCo International Trading (Shanghai) Ltd.                 China
PepsiCo Investment (China) Ltd.                               China
PepsiCo Investments (Europe) I B.V.                           Netherlands
PepsiCo Investments (Europe) II B.V.                          Netherlands
PepsiCo IVI S.A.                                              Greece
PepsiCo Light BV                                              Netherlands
PepsiCo Max BV                                                Netherlands
PepsiCo Nominees (Proprietary) Limited                        South Africa
PepsiCo Nordic Denmark A/S                                    Denmark
PepsiCo Nordic Finland OY                                     Finland
PepsiCo Nordic Norway A/S                                     Norway
PepsiCo Nordic Sweden AB                                      Sweden
PepsiCo Overseas Corporation                                  Delaware
PepsiCo Pacific Trading Company, Limited                      Hong Kong
PepsiCo Pension Management Services, Ltd.                     Delaware
PepsiCo Products B.V.                                         Netherlands
PepsiCo Property Management Limited                           United Kingdom
PepsiCo Puerto Rico, Inc.                                     Delaware
PepsiCo Russia Holdings GmbH                                  Germany
PepsiCo Services International Inc.                           Delaware
PepsiCo Trading sp.zo.o                                       Poland
PepsiCo U.K. Pension Trust Limited                            United Kingdom
PepsiCo Ukraine Ltd.                                          Ukraine
PepsiCo Ventas Andalucia, S.A.                                Spain
PepsiCo World Trading Company (U.K.) Limited                  United Kingdom
PepsiCo World Trading Company, Inc.                           Delaware
PepsiCo Worldwide Holdings                                    Neth. Antilles
Perla del Norte S.A.                                          Argentina
Pet-Iberia, S.L.                                              Spain
PFI Agriculture Europe Ltd.                                   United Kingdom
PFI Italia S.R.L.                                             Italy
PGCC, Inc.                                                    US-United States
Pine International LLC                                        Delaware
Pizza Hut of Utah, Inc.                                       United States
Pizza Hut, Inc.                                               Delaware
Pizza Hut, Inc. of California                                 United States
Planters UK Limited                                           United Kingdom
Praga 45, Inc.                                                US-Delaware
President Pepsi Food Corporation                              Taiwan
Procesos Plasticos, SA de CV                                  Mexico
Productos Industrializados Saltillo, S.A.                     Mexico
Productos S.A.S. C.V.                                         Netherlands
Productos SAS Management BV                                   Netherlands
Productos Victoria, S.A. De C.V.                              Mexico
Progress Service, Inc.                                        Florida
Promocion y Distribucion Alimenticia                          Mexico
Promotora de Embotelladoras, SA de CV                         Mexico
Promotora De Empresas, S.A. De C.V.                           Mexico
PRS, Inc.                                                     Delaware
Pub Realty, Inc.                                              California
Punch N.V.                                                    Neth. Antilles
Purificadora de Agua Cancun, SA de CV                         Mexico
Purificadora de Agua Los Reyes, SA de CV                      Mexico
Rabapet Kft.                                                  Hungary
Radenska                                                      Slovenia
Rantlow Limited                                               Ireland
Recot, Inc.                                                   Delaware
Recot, Inc.                                                   Delaware
Red Baron                                                     Argentina
Red Dot A.G., Zurich                                          Switzerland
Red Maple LLC                                                 Delaware
Redux Realty, Inc.                                            Delaware
Refrescos de Iguala, SA de CV                                 Mexico
Refrescos y Bebidas de Aguascalientes, S.A. de C.V.           Mexico
Refrigerantes sul Riograndenses S.A.                          Brazil
Regia-Comercial E Publicidade Ltda.                           Brazil
Rice Bottling Enterprises, Inc.                               Tennessee
Rio Grande Snack Company                                      Delaware
Ruscan, Inc.                                                  New York
S.V.E. (Hungary) Trading and Manufacturing Limited            Hungary
S.W. Frito-Lay, Ltd                                           Texas
Sabritas de Costa Rica, S. de R.L.                            Costa Rica
Sabritas de Honduras, S. de R.L.                              Honduras
Sabritas de Panama, SA                                        Panama
Sabritas Trust                                                Mexico
Sabritas y Compania, SCA                                      El Salvador
Sabritas, LLC                                                 Delaware
Sabritas, S.A. De C.V.                                        Mexico
Saudi Snack Foods Company Limited                             Saudi Arabia
Savoy Brands Colombia C.A.                                    Colombia
Savoy Brands Peru, C.A.                                       Peru
Savoy Brands Venezuela C.A.                                   Venezuela
Senrab Limited                                                Ireland
Serm Suk Public Company Limited                               Thailand
Servi-Facil, S.A.                                             Mexico
Servi Agua, SA de CV                                          Mexico
Servicios Administrativos Suma, SA de CV                      Mexico
Servicios Calificados, S.A. de C.V.                           Mexico
Servicios Corporativos GEMEX, SA de CV                        Mexico
Seven-Up Andino, S.A.                                         Ecuador
Seven-Up Asia, Inc.                                           Missouri
Seven-Up Concesiones                                          Argentina
Seven-Up Espana S.A.                                          Spain
Seven-Up Europe Limited                                       United Kingdom
Seven-Up Great Britain                                        Missouri
Seven-Up International, Inc.                                  Delaware
Seven-Up Investments B.V.                                     Netherlands
Seven-Up Ireland Limited                                      Ireland
Seven-Up Light BV                                             Netherlands
Seven-Up Marketing, S.A.                                      Delaware
Seven-Up Nederland B.V.                                       Netherlands
Seven-Up Southern Hemisphere, Inc.                            Missouri
Shanghai Pepsi-Cola Beverage Company Ltd.                     China
Shanghai PepsiCo Snacks Company Limited                       China
Shanghai Tropicana Beverages Co., Ltd.                        China
Shelbyville Bottling Company, Inc.                            Tennessee
Shelbyville Bottling Company, Inc. -Netherland Antilles       Neth. Antilles
Shenzhen Pepsi-Cola Beverage Co. Ltd.                         China
Sichuan Pepsi-Cola Beverage Co. Ltd.                          China
Sierra del Mer SAIC                                           Argentina
SIH International LLC                                         Delaware
Sika Silk Company Limited                                     China
Simba                                                         South Africa
Smartfoods, Inc.                                              Delaware
Smiths Crisps Limited                                         United Kingdom
Smiths Food Group, B.V.                                       Netherlands
Snack Food Belgium S.A.                                       Belgium
Snack Ventures Europe SCA                                     Belgium
Snack Ventures Inversiones, S.L.                              Spain
Snacks Ventures S.A.                                          Spain
Sociedad Productora de Refrescos y Sabores, C.A.              Venezuela
Sottano S.A.                                                  Argentina
Special Edition Beverages Limited                             New Zealand
Special Editions Enterprises Ltd.                             New Zealand
Spint de Mexico, S.A. de C.V.                                 Mexico
Spirituosen e Companhia Comercio E Distribucao de Bebidas     Portugal
Spirituosen S.A.                                              Spain
Sportmex Internacional, S.A. De C.V.                          Mexico
SVE France SAS                                                France
SVE Italia                                                    Italy
Syrena Sodycze Sp. z o.o.                                     Poland
Taco Bell (U.K.) Limited                                      London
Taco Bell de Mexico S.A. de C.V.                              Mexico
Tanurin, S.A. de C.V.                                         Mexico
Tastes of Adventures Pty. Ltd.                                Australia
Tasty Foods Bulgaria                                          Bulgaria
Tasty Foods Egypt SAE                                         Egypt
Tasty Foods S.A.                                              Greece
Terrenos y Fincas de Rio Verde, S.A. de C.V.                  Mexico
TFL Holdings, Inc.                                            Delaware
TFL, Inc.                                                     Delaware
TGCC, Inc.                                                    Delaware
The Beverage S.R.L.                                           Italy
The Concentrate Manufacturing Company Of Ireland              Ireland
The Original Pretzel Company Pty. Ltd.                        Australia
The Pepsi-Cola Soft Drink Factory of Sochi, OOO               Russia
The Radical Fruit Company                                     Ireland
The Smiths Snackfood Company Pty. Ltd.                        Australia
Tianjin Pepsi-Cola Beverage Co. Ltd.                          China
Tianjin PepsiCo Foods Co. Ltd.                                China
TPI Urban Renewal Corporation                                 New Jersey
Tricon Global Inmobiliaria, S.A. de C.V.                      Mexico
Tricon Global PHM, S.A. de C.V.                               Mexico
Tricon Global Pizza Hut Mexicana, S.A. de C.V.                Mexico
Tropicana (Europe) GmbH                                       Germany
Tropicana Argentina S.A.                                      Argentina
Tropicana Beverages Company                                   India
Tropicana Beverages Greater China Limited                     Hong Kong
Tropicana Beverages Hong Kong Ltd.                            Hong Kong
Tropicana Beverages Ltd.                                      Hong Kong
Tropicana Brazil Suscos Ltda                                  Brazil
Tropicana China Beihai Food Company Ltd.                      China
Tropicana China Investments Ltd.                              Hong Kong
Tropicana Europe NV (Belgium)                                 Belgium
Tropicana Europe S. A. (France)                               France
Tropicana France S. A. (France)                               France
Tropicana Payroll, Inc.                                       Florida
Tropicana Products, Inc.                                      Delaware
Tropicana Products, Ltd. (Canada)                             Canada
Tropicana Transportation Corporation                          Delaware
Tropicana United Kingdom Ltd. (UK)                            United Kingdom
Twinpack Atlantic Inc.                                        Canada
Ukranian Developmental Corp.                                  Ukraine
United Foods Company S.A.                                     Brazil
United Soft Drinks Limited                                    Hong Kong
Uruguay Preform S.A.                                          Uruguay
Uzay Gida Sanayi Ve Ticaret A.S.                              Turkey
Veurne Snackfoods BVBA                                        Belgium
Walkers Crisps Limited                                        United Kingdom
Walkers Distribution Ltd.                                     United Kingdom
Walkers Snack Foods Limited                                   United Kingdom
Walkers Snacks Ltd.                                           United Kingdom
Weinkellerei Franz Weber Gmbh, Nierstein                      Germany
Western Bottling Company, Inc.                                Washington
Wetter Beverage Company                                       Delaware
Wilson International Sales Corporation                        Delaware
Zrodlo Pniewy Sp.z.o.o.                                       Poland